                                                                    EXHIBIT 99.1


                                 ABS Term Sheet


                              [Begins on Next Page]

                       Onyx Acceptance Owner Trust 2001-A

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $92,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $74,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $134,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 325-2747.

                       Onyx Acceptance Owner Trust 2001-A

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $92,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $74,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $134,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                       Onyx Acceptance Owner Trust 2001-A

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $92,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $74,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $134,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the J.P. Morgan Trading Desk at (212) 834-3720.

                       Onyx Acceptance Owner Trust 2001-A

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $92,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $74,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $134,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                       ONYX ACCEPTANCE OWNER TRUST 2001-A

                               Subject to Revision

                       TERM SHEET DATED FEBRUARY 14, 2001


THE TRUST

Onyx Acceptance Owner Trust 2001-A, a Delaware business trust, will issue and sell the notes. The trust will be established by a trust agreement among the seller, the owner trustee and the trust agent.

THE SELLER

Onyx Acceptance Financial Corporation, a Delaware corporation and a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation. The seller's principal executive offices are located at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610, and its telephone number is (949) 465-3500.

THE SERVICER

Onyx Acceptance Corporation, a Delaware corporation ("Onyx"). The servicer's principal executive offices are located at 27051 Towne Centre Drive, Suite 100, Foothill Ranch, California 92610, and its telephone number is (949) 465-3900.

THE INDENTURE TRUSTEE

The Chase Manhattan Bank, as indenture trustee under the indenture.

THE OWNER TRUSTEE

Bankers Trust (Delaware), as owner trustee under the trust agreement.

THE TRUST AGENT

The Chase Manhattan Bank, as agent of the trust and the owner trustee under the trust agreement.

NOTE INSURER

MBIA Insurance Corporation ("MBIA") will unconditionally and irrevocably guarantee the timely payment of interest and the ultimate payment of principal on the notes.

INITIAL CUT-OFF DATE

The cut-off date for the initial contracts will be February 1, 2001.

CLOSING DATE

The trust expects to issue the notes on or about February 28, 2001.

THE NOTES

The trust will issue the class A-1 notes, the class A-2 notes, the class A-3 notes and the class A-4 notes, as described on the cover page, under an indenture between the trust and the indenture trustee. The notes will be non-recourse obligations of the trust and will be secured by the trust property described below in this term sheet.

THE RESIDUAL INTERESTS

The trust will issue certificates representing the residual interests in the trust. The certificates are not offered for sale by this term sheet.

TRUST PROPERTY

The trust's assets will include:

    1. a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements, each of which was purchased from the seller and each of which is secured by a new or used automobile, light-duty truck or van;

    2.   documents relating to the contracts;

    3. monies received with respect to the contracts on or after the cut-off date applicable to such contracts;

    4. security interests in the financed vehicles and the rights to receive proceeds from claims under insurance policies covering the financed vehicles or the individual obligors under each related contract;

    5. all amounts on deposit in specified accounts, excluding any investment income credited to the collection account which will be paid to the servicer, and excluding any investment income credited to the capitalized interest account, which may be released to the seller under certain circumstances;

    6. the right of the seller to cause Onyx to repurchase contracts under specified circumstances; and

    7.   all proceeds of the foregoing.

On the closing date, the seller will deposit approximately $50,000,000 into a segregated trust account, referred to as the prefunding account, for the purchase of additional fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements. Each day on which such a purchase is made is referred to in the Prospectus Supplement and herein as a "prefunding transfer date".

Under the indenture, the trust will grant a security interest in the trust property in favor of the indenture trustee, on behalf of the noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the insurance agreement.

THE CONTRACTS

The trust's main source of funds for making payments on the notes will be collections on a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements included in the trust property. The trust will acquire initial contracts with a total principal balance of $280,592,725.13 as of February 1, 2001, the cut-off date for these initial contracts.

Before the closing date, the trust will acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements that have been or will be originated or purchased on or after the cut-off date for the initial contracts but on or before the cut-off date for these additional contracts, which cut-off date is expected to be on or about February 22, 2001. These additional contracts are referred to as "subsequent contracts" in this term sheet.

After the closing date, the trust will use funds from the prefunding account to acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements which are referred to herein as "prefunded contracts." On each prefunding transfer date, the seller will deliver a transfer certificate to the trust, which certificate will set forth certain information with respect to the prefunded contracts to be transferred on that date, including a cut-off date for those prefunded contracts.

The sum of (i) the total principal balance of the initial contracts as of February 1, 2001, (ii) the total principal balance of the subsequent contracts as of the cut-off date for such subsequent contracts, and (iii) the initial deposit in the prefunding account on the closing date is expected to be $400,000,000, which amount is referred to herein as the "original pool balance".

The trust will acquire the contracts from the seller under a sale and servicing agreement dated as of February 1, 2001.

CHARACTERISTICS OF THE CONTRACTS

The initial contracts had the following characteristics as of February 1, 2001:

WEIGHTED AVERAGE ANNUAL PERCENTAGE RATE:

    13.13%

WEIGHTED AVERAGE REMAINING TERM:

    55.26 months

CONTRACTS THAT ALLOCATE INTEREST AND PRINCIPAL BY THE RULE OF 78'S METHOD OR THE ACTUARIAL METHOD:

    8.27% of the aggregate principal balance of the initial contracts

CONTRACTS THAT ALLOCATE INTEREST AND PRINCIPAL BY THE SIMPLE INTEREST METHOD:

    91.73% of the aggregate principal balance of the initial contracts

CONTRACTS SECURED BY NEW VEHICLES:

    24.40% of the aggregate principal balance of the initial contracts

CONTRACTS SECURED BY USED VEHICLES:

    75.60% of the aggregate principal balance of the initial contracts

CONTRACTS ORIGINATED IN CALIFORNIA:

    28.73% of the aggregate principal balance of the initial contracts

    As of February 1, 2001, the aggregate principal balance of the initial contracts originated in any single state other than California did not exceed 6.78% of the aggregate principal balance of the initial contracts as of that date.

None of the contracts has or will have a scheduled maturity date later than May 31, 2007.

Because the financial and other data for the subsequent contracts and the prefunded contracts that the trust will acquire on or after February 1, 2001 will differ somewhat from the descriptions of the initial contracts set forth above, the characteristics of the contracts are likely to vary from the characteristics of the initial contracts.

DISTRIBUTION DATES

Interest and principal on the notes will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on March 15, 2001.

A business day is a day other than a Saturday, Sunday or any other day on which commercial banks located in California or New York are authorized or required to be closed.

TERMS OF THE NOTES

INTEREST RATES:

The trust will pay interest on each class of notes at the rates specified on the cover of this term sheet.

Interest on the notes will accrue monthly, as described under "Description of the Notes -

Payments of Interest" in the prospectus supplement. Interest on the notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the class A-1 notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

PRINCIPAL:

The trust will make payments of principal on the notes monthly, on each distribution date. No principal payments will be made on the class A-2 notes until the class A-1 notes have been paid in full; no principal payments will be made on the class A-3 notes until the class A-2 notes have been paid in full; and no principal payments will be made on the class A-4 notes until the class A-3 notes have been paid in full. The trust must pay the outstanding principal amount of each class of notes, to the extent not previously paid, by the final scheduled distribution date for that class of notes, which occurs in the following months:

class A-1 notes - March 15, 2002
class A-2 notes - August 15, 2003
class A-3 notes - April 15, 2005
class A-4 notes - November 15, 2007

We expect that the outstanding principal balance of each class of notes will be paid in full earlier, and could be paid significantly earlier, than the final scheduled distribution date for that class, depending on a variety of factors.

MANDATORY PARTIAL REDEMPTION

If an amount equal to or less than $50,000 remains on deposit in the prefunding account at the end of the funding period, the class A-1 notes will be prepaid in part on the distribution date immediately following the end of the funding period. If an amount in excess of $50,000 remains on deposit in the prefunding account at the end of the funding period, the notes will be prepaid in part, pro rata, based on the then current principal balance of the notes, on the distribution date immediately following the end of the funding period. The amount of any such prepayment will be equal to the balance remaining on deposit in the prefunding account, exclusive of any investment earnings thereon, after giving effect to the sale to the trust of all prefunded contracts during the funding period, including any such sale on the date the funding period ends.

OPTIONAL PURCHASE

The servicer may, but is not obligated to, purchase the contracts on any distribution date on which the principal balance of the contracts has declined to 10% or less of the original pool balance. If the servicer exercises this purchase option, all of the notes then outstanding will be redeemed.

THE PREFUNDING ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Prefunding Account - OT 2001-A, The Chase Manhattan Bank, Indenture Trustee," for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the prefunding account with an initial deposit equal to the amount by which the proceeds from the sale of the notes (prior to deducting any expenses or underwriting commissions) exceeds the sum of the aggregate principal balances of the initial contracts and the subsequent contracts, which amount is expected to be approximately $50,000,000. The prefunding account will be an asset of the trust.

The indenture trustee will pay interest on the portion of the note balance represented by the balance in the prefunding account from earnings on the prefunding account or from the capitalized interest account, but not from collections on the contracts.

The "funding period" will be the period from the closing date until the earliest to occur of:

    o the date on which the balance remaining in the prefunding account is less than $2,500.00,

    o the date on which a servicer default or an indenture event of default (each as defined in the sale and servicing agreement) occurs, or

    o   the close of business on May 22, 2001.

During the funding period, the indenture trustee will use the amounts on deposit in the prefunding account to purchase prefunded contracts from the seller. Any amounts remaining on deposit in the prefunding account at the end of the funding period will be payable as a prepayment of principal to class A-1 noteholders on the immediately following distribution date; provided, however, if the amount remaining on deposit in the prefunding account at the end of the funding period is more than $50,000, such amount will be payable as a prepayment of principal to the holders of all of the notes, pro rata based on the then current principal balance of the notes, on the immediately following distribution date.

THE CAPITALIZED INTEREST ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Capitalized Interest Account - OT 2001-A, The Chase Manhattan Bank, Indenture Trustee," for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the capitalized interest account from a portion of the proceeds received upon the sale of the notes. The capitalized interest account will be available to cover the projected interest shortfall in respect of amounts on deposit in the prefunding account during the funding period. The capitalized interest account will be an asset of the trust.

THE SPREAD ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Spread Account - OT 2001-A, The Chase Manhattan Bank, Indenture Trustee," for the benefit of the noteholders and the insurer. The spread account will be an asset of the trust. The noteholders will be afforded limited protection against losses on the contracts by the establishment of the spread account.

On each distribution date, the indenture trustee will deposit funds in the spread account up to a specified maximum amount. On each distribution date, funds will be withdrawn from the spread account to cover any shortfalls in amounts available to pay:

    o the servicing fee and applicable fees of the indenture trustee, the owner trustee and the trust agent; and

    o   interest and principal due on the notes.

THE INSURANCE POLICY

On the closing date, MBIA will issue an insurance policy, under the terms of an insurance agreement, in favor of the indenture trustee, for the benefit of the noteholders.

Under the policy, MBIA will irrevocably and unconditionally guarantee timely payment of interest and ultimate payment of principal due on the notes. MBIA's obligations under the policy will be discharged to the extent that amounts are deposited by the servicer into the collection account and to the extent that amounts due under the policy are received by the indenture trustee, whether or not the amounts are properly applied by the indenture trustee.

The trust agent will be required to promptly provide notice to MBIA of any action, proceeding or investigation of which the trust agent is aware that could adversely affect the trust or the trust estate or the rights or obligations of MBIA under the transaction documents or the policy. MBIA may, in its sole discretion, institute, assume or control the defense of such action, proceeding or investigation. MBIA will have the right to consent to any settlement of any such action, proceeding or investigation. MBIA will be entitled to reimbursement of all costs and expenses incurred by it (including costs and expenses of the trust agent or the owner trustee paid by MBIA) in connection with such action, proceeding or investigation, including, without limitation, any judgment or settlement entered into affecting MBIA or MBIA's interests, together with interest thereon, payable from (i) funds available to the trust after payment of all amounts due under the sale and servicing agreement to the servicer, the indenture trustee, the owner trustee and the investors and (ii) amounts in the spread account.

SERVICING FEE

The servicer will be responsible for managing, administering, servicing, and collecting on the contracts. As compensation for its services, the servicer will receive a servicing fee and other amounts.

FEDERAL INCOME TAX STATUS

In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA CONSIDERATIONS

Subject to the considerations discussed under "ERISA Considerations" in the prospectus supplement and in the prospectus, the notes are eligible for purchase by employee benefit plans that are subject to ERISA.

LEGAL INVESTMENT

The class A-1 notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING

On the closing date, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. will rate the notes in the highest rating category available for the notes. The ratings of the notes will be based substantially on the issuance of the policy by MBIA.

REGISTRATION OF THE NOTES

Initially, the notes will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the notes through DTC, you will not be entitled to receive a definitive note, except under limited circumstances.

                                  THE CONTRACTS

    Set forth below is certain data concerning the initial contracts as the initial cut-off date, which had an aggregate principal balance of $280,592,725.13. Data concerning all of the contracts (including all of the initial contracts, the subsequent contracts and the prefunded contracts) will be available to purchasers of the notes at or before the end of the funding period and will be filed with the SEC on Form 8-K within 15 days after the end of the funding period. Because the financial and other data for the subsequent contracts and the prefunded contracts will differ from the data below for the initial contracts, the characteristics of the contracts are likely to vary from the characteristics of the initial contracts described below.


                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance...................................$280,592,725.13
Number of Contracts....................................................23,313
Average principal balance outstanding..............................$12,035.89
Average original amount financed...................................$14,010.96
Original amount financed (range)......................$1,151.04 To $75,000.00
Weighted average APR...................................................13.13%
APR (range)...................................................7.77% To 26.00%
Weighted average original term.....................................58.15 Mos.
Original term (range)...........................................12 To 72 mos.
Weighted average remaining term....................................55.26 Mos.
Remaining term (range)...........................................5 To 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                                 NUMBER OF         % OF                          % OF INITIAL
                                  INITIAL        INITIAL        PRINCIPAL          CUT-OFF
    APR RANGE                    CONTRACTS      CONTRACTS        BALANCE         POOL BALANCE
    ---------                    ---------      ---------       ---------        ------------
 0.000% to 7.000%..........            0            0.00%               $0.00          0.00%
 7.001% to 8.000%..........        1,463            6.28%       27,148,737.18          9.68%
 8.001% to 9.000%..........        2,344           10.05%       37,904,226.37         13.51%
 9.001% to 10.000%.........        2,119            9.09%       30,465,629.41         10.86%
10.001% to 11.000%.........        1,543            6.62%       19,801,001.09          7.06%
11.001% to 12.000%.........        1,412            6.06%       16,732,519.80          5.96%
12.001% to 13.000%.........        1,662            7.13%       17,963,203.21          6.40%
13.001% to 14.000%.........        1,597            6.85%       17,692,512.43          6.31%
14.001% to 15.000%.........        1,977            8.48%       21,307,483.77          7.59%
15.001% to 16.000%.........        2,004            8.60%       22,066,101.23          7.86%
16.001% to 17.000%.........        1,813            7.78%       19,710,276.66          7.02%
17.001% to 18.000%.........        1,745            7.49%       17,730,379.90          6.32%
18.001% to 19.000%.........        1,110            4.76%       11,172,847.10          3.98%
19.001% to 20.000%.........          880            3.77%        7,933,492.78          2.83%
20.001% to 21.000%.........        1,022            4.38%        8,069,483.80          2.88%
Over 21.000%...............          622            2.67%        4,894,830.40          1.74%
                                  ------          ------      ---------------        ------
          Totals...........       23,313          100.00%     $280,592,725.13        100.00%*

--------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                      NUMBER            % OF                                % OF
                    OF INITIAL        INITIAL           PRINCIPAL       INITIAL CUT-OFF
     STATE          CONTRACTS        CONTRACTS           BALANCE         POOL BALANCE
     -----          ----------       ---------          ---------       ---------------

Alabama                 199             0.85%        $  2,980,719.88         1.06%
Arizona               1,009             4.33%          10,438,689.12         3.72%
California            8,028            34.44%          80,616,867.48        28.73%
Colorado                380             1.63%           4,958,734.29         1.77%
Connecticut              39             0.17%             506,888.43         0.18%
Delaware                214             0.92%           2,792,029.50         1.00%
Florida               1,378             5.91%          18,133,021.86         6.46%
Georgia               1,033             4.43%          14,752,190.23         5.26%
Idaho                   167             0.72%           1,942,847.55         0.69%
Illinois              1,025             4.40%          13,415,765.30         4.78%
Indiana                 367             1.57%           4,689,802.89         1.67%
Iowa                    117             0.50%           1,574,289.29         0.56%
Kansas                   99             0.42%           1,439,593.38         0.51%
Kentucky                253             1.09%           3,285,569.18         1.17%
Maryland                519             2.23%           7,199,731.92         2.57%
Michigan              1,345             5.77%          19,033,547.67         6.78%
Minnesota               140             0.60%           2,166,943.41         0.77%
Mississippi               8             0.03%             119,598.23         0.04%
Missouri                452             1.94%           6,151,420.49         2.19%
Montana                  29             0.12%             357,804.12         0.13%
Nebraska                 30             0.13%             379,099.27         0.14%
Nevada                  702             3.01%           7,643,747.25         2.72%
New Hampshire             3             0.01%              42,805.64         0.02%
New Jersey            1,011             4.34%          12,733,530.79         4.54%
New York                  4             0.02%              53,369.36         0.02%
North Carolina          788             3.38%          11,332,929.79         4.04%
Oklahoma                166             0.71%           2,340,445.40         0.83%
Oregon                  357             1.53%           4,553,870.73         1.62%
Pennsylvania            750             3.22%           9,731,809.99         3.47%
Rhode Island             62             0.27%             889,610.21         0.32%
South Carolina          366             1.57%           4,812,819.19         1.72%
South Dakota              1             0.00%              25,063.64         0.01%
Tennessee               183             0.78%           2,420,407.53         0.86%
Texas                   606             2.60%           8,288,681.16         2.95%
Utah                    107             0.46%           1,616,717.85         0.58%
Virginia                755             3.24%          10,557,156.45         3.76%
Washington              589             2.53%           6,282,764.17         2.24%
West Virginia            32             0.14%             331,842.49         0.12%

       Totals        23,313           100.00%*       $280,592,725.13       100.00%*


----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1997. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.


         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                            AT DECEMBER 31,           AT DECEMBER 31,            AT DECEMBER 31,            AT SEPTEMBER 30,
                                  1997                     1998                       1999                        1999
                          -------------------     ----------------------     ----------------------     ----------------------
                           AMOUNT        NO         AMOUNT         NO          AMOUNT         NO          AMOUNT         NO
                          --------     ------     ----------     -------     ----------     -------     ----------     -------
Servicing portfolio...    $757,277     73,502     $1,345,961     131,862     $2,133,460     209,745     $1,924,881     189,062
Delinquencies
  30-59 days(1)(2)....    $ 11,902      1,211     $   26,410       2,766     $   38,376       3,963     $   29,324       3,067
  60-89 Days(1)(2)....    $  3,370        346     $    6,876         691     $   16,596       1,671     $   11,219       1,141
  90+ Days(1)(2)......    $  3,743        316     $    4,790         455     $   14,203       1,383     $   10,992       1,068
Total delinquencies as
  a percent of
  servicing portfolio.        2.51%      2.55%          2.83%       2.97%          3.24%       3.35%          2.68%       2.79%

                              AT SEPTEMBER 30,
                                    2000
                          ----------------------
                            AMOUNT         NO
                          ----------     -------
Servicing portfolio...    $2,584,152     259,162
Delinquencies
  30-59 days(1)(2)....    $   55,052       5,728
  60-89 Days(1)(2)....    $   24,253       2,440
  90+ Days(1)(2)......    $   20,895       2,040
Total delinquencies as
  a percent of
  servicing portfolio.          3.88%       3.94%

-------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was 1.17%, 0.62% and 0.93% at December 31, 1997, 1998 and 1999,
        respectively and 0.68% and 0.70% at September 30, 1999 and 2000, respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.

          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                              YEAR ENDED DECEMBER 31,           NINE MONTHS ENDED SEPTEMBER 30,
                                       ------------------------------------     -------------------------------
                                         1997        1998           1999            1999              2000
                                       --------   ----------     ----------      ----------        ----------
Number of Motor Vehicle Contracts
outstanding......................        73,502      131,862        209,745         189,062           259,162
Period end outstanding...........      $757,277   $1,345,961     $2,133,460      $1,924,881        $2,584,152
Average outstanding..............      $563,343   $1,023,237     $1,728,875      $1,629,779        $2,397,770
Number of gross charge-offs......         2,161        3,761          6,398           4,508             7,455
Gross charge-offs................       $13,076      $20,640        $37,024         $24,528           $47,209
Net charge-offs(1)...............       $11,434      $17,618        $31,963         $21,373           $40,483
Net charge-offs as a percent of
  average outstanding............         2.03%        1.72%          1.85%           1.75%             2.25%

----------

(1) Net charge-offs are gross charge-offs minus recoveries on motor vehicle contracts previously charged off.